EXHIBIT 10.11

                             NONQUALIFIED STOCK OPTION AGREEMENT


       THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), entered into as of the 30th day of October, 1997, between USCI, Inc., a Delaware corporation, located at 6115-A Jimmy Carter Blvd., Norcross, Georgia 30071
(the "Corporation") and Jerome S. Baron ("Optionee").

       WHEREAS, the Corporation has entered into an agreement of even date herewith with PaineWebber Inc. (PWI"), pursuant to which PWI has agreed to provide certain Letter of Credit financing for the account of the Corporation's wholly-owned subsidiary, Ameritel Communications, Inc., and the Corporation has agreed to deposit up to 674,107 shares of the Corporation's Common Stock as collateral (the "Collateral Shares") for the issuance of such Letters of Credit, and

       WHEREAS, the Optionee and certain other stockholders of the Corporation have agreed to provide the Corporation with the Collateral Shares pursuant to the terms and conditions of that certain agreement dated of even date herewith by and among such parties, and

       WHEREAS, in consideration for the Optionee depositing 23,906 Collateral Shares, the Board of Directors of the Corporation has determined to grant a nonqualified stock option to the Optionee to purchase 2,391 shares of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), upon the terms and conditions set forth below.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

       1. Grant of Option. The Corporation hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase 2,391 shares of Common Stock (the "Shares") at a price of $6.00 per Share. Unless otherwise provided herein, this Option shall become exercisable in full commencing on the date hereof. The Corporation shall have authority in its discretion to prescribe in that this option may be exercised in different installments during the term of the option. An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option, but not at any time as to less than 25 shares unless the remaining shares which have become so purchasable are less than 25 shares. The purchase price of the shares shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.

       2. Method of Exercise. The Optionee shall exercise the Option, whether in whole or in part, by written notice (the "Notice of Exercise") directed to the Secretary of the Corporation, specifying the number of Shares to be purchased and the purchase price being paid. The Notice of Exercise shall be accompanied by a certified or bank check payable to the order of the Corporation in payment of the purchase price for the number of Shares specified therein. Subject to section 7(a) herein, upon the Corporation's receipt of the Notice of Exercise and payment of the purchase price of the Shares covered thereby, the Corporation shall cause a certificate representing such Shares to be issued to the Optionee.

       3.     Termination of Option.

              (a) Except as otherwise provided herein, the Option shall terminate immediately upon any of the following events, whichever occurs first:

                      (i) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Corporation; or

                      (ii) The expiration of the five-year term of the Option on the fifth anniversary of the date of this Agreement.

       4. Right to Exercise. During the Optionee's lifetime the Option is exercisable only by the Optionee, and is not assignable or transferable by the Optionee, whether voluntarily, by operation of law, or otherwise, and no other person or entity shall acquire any rights thereof. In the event of the termination of the Optionee's service to the Corporation due to the Optionee's death or Disability, the Option may be exercised to the extent exercisable on the date of such termination, in accordance with Section 1 hereof, by the Optionee or, if applicable, the Optionee's estate, duly appointed executor, Administrator, or legal representative, or by or on behalf of such person or persons to whom the Optionee's rights under the Option pass by will or by the laws of descent and distribution.

       5. Certain Changes. The number, kind, and purchase price of the Shares shall be proportionately adjusted by the Board of Directors of the Corporation for any increase, decrease, or change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger consolidation, split-up, combination, exchange of shares, or similar transaction (but not by reason of the issuance or purchase of Common Stock by the Corporation in consideration for money, services, or property).

       6. Limitations of Exercise. If, at any time, the Board of Directors determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase thereof, the Option may not be exercised unless and until, such listing, registration, qualification, consent, or approval shall have been effected or obtained and is free, of any conditions, which the Board of Directors, in its sole discretion, deems unacceptable.

       7. Conditions of Exercise. Unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the securities Act of 1933, as amended (the "Act")), any exercise of this Option by the Optionee shall be deemed to be an acknowledgement, representation and agreement by the Optionee that (i) such Shares are being purchased for investment and are being acquired by the Optionee for investment only and not with a view to distribute or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has ben advised and understands that
(1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed herein may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of the Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of this Option until any of the events described in this sentence has occurred.

       8. Construction of Agreement. This Option is not subject to any of the Corporation's stock option plans. The Board of Directors of the Corporation is vested with conclusive authority to interpret and construe this Option.

       9.     Status of Optionee.

       (a) Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation, or, if applicable, any parent or subsidiary thereof, or, if applicable, a Section 425(a) Company, or shall interfere in any way with the right of such entities to terminate the Optionee's relationship with the Corporation at any time without their incurring any liability therefor.

       (b) The Optionee shall have no rights as a stockholder of the Corporation with respect to the Shares until their issuance in accordance with
Section 2 hereof.

       10. Reservation of Shares. The Board of Directors of the Corporation shall be under no obligation to reserve shares of Common Stock to fill the Option. Neither the Option, nor any reservation of Common Stock thereunder, shall constitute the establishment of a trust, and no particular shares of Common Stock shall be identified as being optioned or reserved for the Optionee.

       11. Notices. All notices permitted or required hereunder shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, to the respective addresses of the parties set forth above, or to such other address as the party to receive the notice designates by notice to the other party. Any such notice shall be deemed effective on delivery.

       12. Entire Agreement. This Agreement is the entire agreement, and supersedes and terminates all prior agreements between the parties with respect to the subject matter contained herein.

       13. Amendment or Termination. Except as otherwise provided herein, this Agreement may be modified, amended, or terminated only by written instrument executed by both parties.

       14. Waiver. No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party to be charged with such waiver, and such waiver shall be strictly limited to the terms of such writing.

       15. Binding Effect. Except as otherwise provided in Section 4 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their heirs, devisees, executors, administrators, legal representatives, successors, and assigns.

       16. Law. This Agreement shall be governed by the laws of the State of Georgia. The parties hereby consent to the jurisdiction of the State of Georgia as a forum for litigating any disputes arising hereunder.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OPTIONEE                                           USCI, INC.

/s/ Jerome S. Baron                                By: /s/ [authorized officer]

                             NONQUALIFIED STOCK OPTION AGREEMENT


       THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), entered into as of the 30th day of October, 1997, between USCI, Inc., a Delaware corporation, located at 6115-A Jimmy Carter Blvd., Norcross, Georgia 30071
(the "Corporation") and Janice Glass ("Optionee").

       WHEREAS, the Corporation has entered into an agreement of even date herewith with PaineWebber Inc. (PWI"), pursuant to which PWI has agreed to provide certain Letter of Credit financing for the account of the Corporation's wholly-owned subsidiary, Ameritel Communications, Inc., and the Corporation has agreed to deposit up to 674,107 shares of the Corporation's Common Stock as collateral (the "Collateral Shares") for the issuance of such Letters of Credit, and

       WHEREAS, the Optionee and certain other stockholders of the Corporation have agreed to provide the Corporation with the Collateral Shares pursuant to the terms and conditions of that certain agreement dated of even date herewith by and among such parties, and

       WHEREAS, in consideration for the Optionee depositing 75,000 Collateral Shares, the Board of Directors of the Corporation has determined to grant a nonqualified stock option to the Optionee to purchase 7,500 shares of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), upon the terms and conditions set forth below.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

       1. Grant of Option. The Corporation hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase 7,500 shares of Common Stock (the "Shares") at a price of $6.00 per Share. Unless otherwise provided herein, this Option shall become exercisable in full commencing on the date hereof. The Corporation shall have authority in its discretion to prescribe in that this option may be exercised in different installments during the term of the option. An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option, but not at any time as to less than 25 shares unless the remaining shares which have become so purchasable are less than 25 shares. The purchase price of the shares shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.

       2. Method of Exercise. The Optionee shall exercise the Option, whether in whole or in part, by written notice (the "Notice of Exercise") directed to the Secretary of the Corporation, specifying the number of Shares to be purchased and the purchase price being paid. The Notice of Exercise shall be accompanied by a certified or bank check payable to the order of the Corporation in payment of the purchase price for the number of Shares specified therein. Subject to section 7(a) herein, upon the Corporation's receipt of the Notice of Exercise and payment of the purchase price of the Shares covered thereby, the Corporation shall cause a certificate representing such Shares to be issued to the Optionee.

       3.     Termination of Option.

              (a) Except as otherwise provided herein, the Option shall terminate immediately upon any of the following events, whichever occurs first:

                      (i) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Corporation; or

                      (ii) The expiration of the five-year term of the Option on the fifth anniversary of the date of this Agreement.

       4. Right to Exercise. During the Optionee's lifetime the Option is exercisable only by the Optionee, and is not assignable or transferable by the Optionee, whether voluntarily, by operation of law, or otherwise, and no other person or entity shall acquire any rights thereof. In the event of the termination of the Optionee's service to the Corporation due to the Optionee's death or Disability, the Option may be exercised to the extent exercisable on the date of such termination, in accordance with Section 1 hereof, by the Optionee or, if applicable, the Optionee's estate, duly appointed executor, Administrator, or legal representative, or by or on behalf of such person or persons to whom the Optionee's rights under the Option pass by will or by the laws of descent and distribution.

       5. Certain Changes. The number, kind, and purchase price of the Shares shall be proportionately adjusted by the Board of Directors of the Corporation for any increase, decrease, or change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger consolidation, split-up, combination, exchange of shares, or similar transaction (but not by reason of the issuance or purchase of Common Stock by the Corporation in consideration for money, services, or property).

       6. Limitations of Exercise. If, at any time, the Board of Directors determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase thereof, the Option may not be exercised unless and until, such listing, registration, qualification, consent, or approval shall have been effected or obtained and is free, of any conditions, which the Board of Directors, in its sole discretion, deems unacceptable.

       7. Conditions of Exercise. Unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the securities Act of 1933, as amended (the "Act")), any exercise of this Option by the Optionee shall be deemed to be an acknowledgement, representation and agreement by the Optionee that (i) such Shares are being purchased for investment and are being acquired by the Optionee for investment only and not with a view to distribute or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has ben advised and understands that
(1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed herein may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of the Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of this Option until any of the events described in this sentence has occurred.

       8. Construction of Agreement. This Option is not subject to any of the Corporation's stock option plans. The Board of Directors of the Corporation is vested with conclusive authority to interpret and construe this Option.

       9.     Status of Optionee.

       (a) Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation, or, if applicable, any parent or subsidiary thereof, or, if applicable, a Section 425(a) Company, or shall interfere in any way with the right of such entities to terminate the Optionee's relationship with the Corporation at any time without their incurring any liability therefor.

       (b) The Optionee shall have no rights as a stockholder of the Corporation with respect to the Shares until their issuance in accordance with
Section 2 hereof.

       10. Reservation of Shares. The Board of Directors of the Corporation shall be under no obligation to reserve shares of Common Stock to fill the Option. Neither the Option, nor any reservation of Common Stock thereunder, shall constitute the establishment of a trust, and no particular shares of Common Stock shall be identified as being optioned or reserved for the Optionee.

       11. Notices. All notices permitted or required hereunder shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, to the respective addresses of the parties set forth above, or to such other address as the party to receive the notice designates by notice to the other party. Any such notice shall be deemed effective on delivery.

       12. Entire Agreement. This Agreement is the entire agreement, and supersedes and terminates all prior agreements between the parties with respect to the subject matter contained herein.

       13. Amendment or Termination. Except as otherwise provided herein, this Agreement may be modified, amended, or terminated only by written instrument executed by both parties.

       14. Waiver. No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party to be charged with such waiver, and such waiver shall be strictly limited to the terms of such writing.

       15. Binding Effect. Except as otherwise provided in Section 4 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their heirs, devisees, executors, administrators, legal representatives, successors, and assigns.

       16. Law. This Agreement shall be governed by the laws of the State of Georgia. The parties hereby consent to the jurisdiction of the State of Georgia as a forum for litigating any disputes arising hereunder.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OPTIONEE                                           USCI, INC.

/s/ Janice Glass                                  By: /s/ [authorized officer]

                             NONQUALIFIED STOCK OPTION AGREEMENT


       THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), entered into as of the 30th day of October, 1997, between USCI, Inc., a Delaware corporation, located at 6115-A Jimmy Carter Blvd., Norcross, Georgia 30071
(the "Corporation") and Bruce A. Hahn ("Optionee").

       WHEREAS, the Corporation has entered into an agreement of even date herewith with PaineWebber Inc. (PWI"), pursuant to which PWI has agreed to provide certain Letter of Credit financing for the account of the Corporation's wholly-owned subsidiary, Ameritel Communications, Inc., and the Corporation has agreed to deposit up to 674,107 shares of the Corporation's Common Stock as collateral (the "Collateral Shares") for the issuance of such Letters of Credit, and

       WHEREAS, the Optionee and certain other stockholders of the Corporation have agreed to provide the Corporation with the Collateral Shares pursuant to the terms and conditions of that certain agreement dated of even date herewith by and among such parties, and

       WHEREAS, in consideration for the Optionee depositing 350,000 Collateral Shares, the Board of Directors of the Corporation has determined to grant a nonqualified stock option to the Optionee to purchase 35,000 shares of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), upon the terms and conditions set forth below.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

       1. Grant of Option. The Corporation hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase 35,000 shares of Common Stock (the "Shares") at a price of $6.00 per Share. Unless otherwise provided herein, this Option shall become exercisable in full commencing on the date hereof. The Corporation shall have authority in its discretion to prescribe in that this option may be exercised in different installments during the term of the option. An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option, but not at any time as to less than 25 shares unless the remaining shares which have become so purchasable are less than 25 shares. The purchase price of the shares shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.

       2. Method of Exercise. The Optionee shall exercise the Option, whether in whole or in part, by written notice (the "Notice of Exercise") directed to the Secretary of the Corporation, specifying the number of Shares to be purchased and the purchase price being paid. The Notice of Exercise shall be accompanied by a certified or bank check payable to the order of the Corporation in payment of the purchase price for the number of Shares specified therein. Subject to section 7(a) herein, upon the Corporation's receipt of the Notice of Exercise and payment of the purchase price of the Shares covered thereby, the Corporation shall cause a certificate representing such Shares to be issued to the Optionee.

       3.     Termination of Option.

              (a) Except as otherwise provided herein, the Option shall terminate immediately upon any of the following events, whichever occurs first:

                      (i) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Corporation; or

                      (ii) The expiration of the five-year term of the Option on the fifth anniversary of the date of this Agreement.

       4. Right to Exercise. During the Optionee's lifetime the Option is exercisable only by the Optionee, and is not assignable or transferable by the Optionee, whether voluntarily, by operation of law, or otherwise, and no other person or entity shall acquire any rights thereof. In the event of the termination of the Optionee's service to the Corporation due to the Optionee's death or Disability, the Option may be exercised to the extent exercisable on the date of such termination, in accordance with Section 1 hereof, by the Optionee or, if applicable, the Optionee's estate, duly appointed executor, Administrator, or legal representative, or by or on behalf of such person or persons to whom the Optionee's rights under the Option pass by will or by the laws of descent and distribution.

       5. Certain Changes. The number, kind, and purchase price of the Shares shall be proportionately adjusted by the Board of Directors of the Corporation for any increase, decrease, or change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger consolidation, split-up, combination, exchange of shares, or similar transaction (but not by reason of the issuance or purchase of Common Stock by the Corporation in consideration for money, services, or property).

       6. Limitations of Exercise. If, at any time, the Board of Directors determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase thereof, the Option may not be exercised unless and until, such listing, registration, qualification, consent, or approval shall have been effected or obtained and is free, of any conditions, which the Board of Directors, in its sole discretion, deems unacceptable.

       7. Conditions of Exercise. Unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the securities Act of 1933, as amended (the "Act")), any exercise of this Option by the Optionee shall be deemed to be an acknowledgement, representation and agreement by the Optionee that (i) such Shares are being purchased for investment and are being acquired by the Optionee for investment only and not with a view to distribute or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has ben advised and understands that
(1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed herein may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of the Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of this Option until any of the events described in this sentence has occurred.

       8. Construction of Agreement. This Option is not subject to any of the Corporation's stock option plans. The Board of Directors of the Corporation is vested with conclusive authority to interpret and construe this Option.

       9.     Status of Optionee.

       (a) Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation, or, if applicable, any parent or subsidiary thereof, or, if applicable, a Section 425(a) Company, or shall interfere in any way with the right of such entities to terminate the Optionee's relationship with the Corporation at any time without their incurring any liability therefor.

       (b) The Optionee shall have no rights as a stockholder of the Corporation with respect to the Shares until their issuance in accordance with
Section 2 hereof.

       10. Reservation of Shares. The Board of Directors of the Corporation shall be under no obligation to reserve shares of Common Stock to fill the Option. Neither the Option, nor any reservation of Common Stock thereunder, shall constitute the establishment of a trust, and no particular shares of Common Stock shall be identified as being optioned or reserved for the Optionee.

       11. Notices. All notices permitted or required hereunder shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, to the respective addresses of the parties set forth above, or to such other address as the party to receive the notice designates by notice to the other party. Any such notice shall be deemed effective on delivery.

       12. Entire Agreement. This Agreement is the entire agreement, and supersedes and terminates all prior agreements between the parties with respect to the subject matter contained herein.

       13. Amendment or Termination. Except as otherwise provided herein, this Agreement may be modified, amended, or terminated only by written instrument executed by both parties.

       14. Waiver. No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party to be charged with such waiver, and such waiver shall be strictly limited to the terms of such writing.

       15. Binding Effect. Except as otherwise provided in Section 4 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their heirs, devisees, executors, administrators, legal representatives, successors, and assigns.

       16. Law. This Agreement shall be governed by the laws of the State of Georgia. The parties hereby consent to the jurisdiction of the State of Georgia as a forum for litigating any disputes arising hereunder.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OPTIONEE                                           USCI, INC.

/s/ Bruce A. Hahn                               By: /s/ [authorized officer]

                             NONQUALIFIED STOCK OPTION AGREEMENT


       THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), entered into as of the 30th day of October, 1997, between USCI, Inc., a Delaware corporation, located at 6115-A Jimmy Carter Blvd., Norcross, Georgia 30071
(the "Corporation") and Robert J. Kostrinsky ("Optionee").

       WHEREAS, the Corporation has entered into an agreement of even date herewith with PaineWebber Inc. (PWI"), pursuant to which PWI has agreed to provide certain Letter of Credit financing for the account of the Corporation's wholly-owned subsidiary, Ameritel Communications, Inc., and the Corporation has agreed to deposit up to 674,107 shares of the Corporation's Common Stock as collateral (the "Collateral Shares") for the issuance of such Letters of Credit, and

       WHEREAS, the Optionee and certain other stockholders of the Corporation have agreed to provide the Corporation with the Collateral Shares pursuant to the terms and conditions of that certain agreement dated of even date herewith by and among such parties, and

       WHEREAS, in consideration for the Optionee depositing 53,500 Collateral Shares, the Board of Directors of the Corporation has determined to grant a nonqualified stock option to the Optionee to purchase 5,350 shares of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), upon the terms and conditions set forth below.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

       1. Grant of Option. The Corporation hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase 5,350 shares of Common Stock (the "Shares") at a price of $6.00 per Share. Unless otherwise provided herein, this Option shall become exercisable in full commencing on the date hereof. The Corporation shall have authority in its discretion to prescribe in that this option may be exercised in different installments during the term of the option. An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option, but not at any time as to less than 25 shares unless the remaining shares which have become so purchasable are less than 25 shares. The purchase price of the shares shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.

       2. Method of Exercise. The Optionee shall exercise the Option, whether in whole or in part, by written notice (the "Notice of Exercise") directed to the Secretary of the Corporation, specifying the number of Shares to be purchased and the purchase price being paid. The Notice of Exercise shall be accompanied by a certified or bank check payable to the order of the Corporation in payment of the purchase price for the number of Shares specified therein. Subject to section 7(a) herein, upon the Corporation's receipt of the Notice of Exercise and payment of the purchase price of the Shares covered thereby, the Corporation shall cause a certificate representing such Shares to be issued to the Optionee.

       3.     Termination of Option.

              (a) Except as otherwise provided herein, the Option shall terminate immediately upon any of the following events, whichever occurs first:

                      (i) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Corporation; or

                      (ii) The expiration of the five-year term of the Option on the fifth anniversary of the date of this Agreement.

       4. Right to Exercise. During the Optionee's lifetime the Option is exercisable only by the Optionee, and is not assignable or transferable by the Optionee, whether voluntarily, by operation of law, or otherwise, and no other person or entity shall acquire any rights thereof. In the event of the termination of the Optionee's service to the Corporation due to the Optionee's death or Disability, the Option may be exercised to the extent exercisable on the date of such termination, in accordance with Section 1 hereof, by the Optionee or, if applicable, the Optionee's estate, duly appointed executor, Administrator, or legal representative, or by or on behalf of such person or persons to whom the Optionee's rights under the Option pass by will or by the laws of descent and distribution.

       5. Certain Changes. The number, kind, and purchase price of the Shares shall be proportionately adjusted by the Board of Directors of the Corporation for any increase, decrease, or change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger consolidation, split-up, combination, exchange of shares, or similar transaction (but not by reason of the issuance or purchase of Common Stock by the Corporation in consideration for money, services, or property).

       6. Limitations of Exercise. If, at any time, the Board of Directors determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase thereof, the Option may not be exercised unless and until, such listing, registration, qualification, consent, or approval shall have been effected or obtained and is free, of any conditions, which the Board of Directors, in its sole discretion, deems unacceptable.

       7. Conditions of Exercise. Unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the securities Act of 1933, as amended (the "Act")), any exercise of this Option by the Optionee shall be deemed to be an acknowledgement, representation and agreement by the Optionee that (i) such Shares are being purchased for investment and are being acquired by the Optionee for investment only and not with a view to distribute or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has ben advised and understands that
(1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed herein may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of the Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of this Option until any of the events described in this sentence has occurred.

       8. Construction of Agreement. This Option is not subject to any of the Corporation's stock option plans. The Board of Directors of the Corporation is vested with conclusive authority to interpret and construe this Option.

       9.     Status of Optionee.

       (a) Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation, or, if applicable, any parent or subsidiary thereof, or, if applicable, a Section 425(a) Company, or shall interfere in any way with the right of such entities to terminate the Optionee's relationship with the Corporation at any time without their incurring any liability therefor.

       (b) The Optionee shall have no rights as a stockholder of the Corporation with respect to the Shares until their issuance in accordance with
Section 2 hereof.

       10. Reservation of Shares. The Board of Directors of the Corporation shall be under no obligation to reserve shares of Common Stock to fill the Option. Neither the Option, nor any reservation of Common Stock thereunder, shall constitute the establishment of a trust, and no particular shares of Common Stock shall be identified as being optioned or reserved for the Optionee.

       11. Notices. All notices permitted or required hereunder shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, to the respective addresses of the parties set forth above, or to such other address as the party to receive the notice designates by notice to the other party. Any such notice shall be deemed effective on delivery.

       12. Entire Agreement. This Agreement is the entire agreement, and supersedes and terminates all prior agreements between the parties with respect to the subject matter contained herein.

       13. Amendment or Termination. Except as otherwise provided herein, this Agreement may be modified, amended, or terminated only by written instrument executed by both parties.

       14. Waiver. No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party to be charged with such waiver, and such waiver shall be strictly limited to the terms of such writing.

       15. Binding Effect. Except as otherwise provided in Section 4 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their heirs, devisees, executors, administrators, legal representatives, successors, and assigns.

       16. Law. This Agreement shall be governed by the laws of the State of Georgia. The parties hereby consent to the jurisdiction of the State of Georgia as a forum for litigating any disputes arising hereunder.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OPTIONEE                                           USCI, INC.

/s/ Robert J. Kostrinsky                  By: /s/ [authorized officer]

                             NONQUALIFIED STOCK OPTION AGREEMENT


       THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), entered into as of the 30th day of October, 1997, between USCI, Inc., a Delaware corporation, located at 6115-A Jimmy Carter Blvd., Norcross, Georgia 30071
(the "Corporation") and Edgar Puthuff ("Optionee").

       WHEREAS, the Corporation has entered into an agreement of even date herewith with PaineWebber Inc. (PWI"), pursuant to which PWI has agreed to provide certain Letter of Credit financing for the account of the Corporation's wholly-owned subsidiary, Ameritel Communications, Inc., and the Corporation has agreed to deposit up to 674,107 shares of the Corporation's Common Stock as collateral (the "Collateral Shares") for the issuance of such Letters of Credit, and

       WHEREAS, the Optionee and certain other stockholders of the Corporation have agreed to provide the Corporation with the Collateral Shares pursuant to the terms and conditions of that certain agreement dated of even date herewith by and among such parties, and

       WHEREAS, in consideration for the Optionee depositing 42,639 Collateral Shares, the Board of Directors of the Corporation has determined to grant a nonqualified stock option to the Optionee to purchase 4,264 shares of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), upon the terms and conditions set forth below.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

       1. Grant of Option. The Corporation hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase 4,264 shares of Common Stock (the "Shares") at a price of $6.00 per Share. Unless otherwise provided herein, this Option shall become exercisable in full commencing on the date hereof. The Corporation shall have authority in its discretion to prescribe in that this option may be exercised in different installments during the term of the option. An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option, but not at any time as to less than 25 shares unless the remaining shares which have become so purchasable are less than 25 shares. The purchase price of the shares shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.

       2. Method of Exercise. The Optionee shall exercise the Option, whether in whole or in part, by written notice (the "Notice of Exercise") directed to the Secretary of the Corporation, specifying the number of Shares to be purchased and the purchase price being paid. The Notice of Exercise shall be accompanied by a certified or bank check payable to the order of the Corporation in payment of the purchase price for the number of Shares specified therein. Subject to section 7(a) herein, upon the Corporation's receipt of the Notice of Exercise and payment of the purchase price of the Shares covered thereby, the Corporation shall cause a certificate representing such Shares to be issued to the Optionee.

       3.     Termination of Option.

              (a) Except as otherwise provided herein, the Option shall terminate immediately upon any of the following events, whichever occurs first:

                      (i) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Corporation; or

                    (ii) The expiration of the five-year term of the Option on the fifth anniversary of the date of this Agreement.

       4. Right to Exercise. During the Optionee's lifetime the Option is exercisable only by the Optionee, and is not assignable or transferable by the Optionee, whether voluntarily, by operation of law, or otherwise, and no other person or entity shall acquire any rights thereof. In the event of the termination of the Optionee's service to the Corporation due to the Optionee's death or Disability, the Option may be exercised to the extent exercisable on the date of such termination, in accordance with Section 1 hereof, by the Optionee or, if applicable, the Optionee's estate, duly appointed executor, Administrator, or legal representative, or by or on behalf of such person or persons to whom the Optionee's rights under the Option pass by will or by the laws of descent and distribution.

       5. Certain Changes. The number, kind, and purchase price of the Shares shall be proportionately adjusted by the Board of Directors of the Corporation for any increase, decrease, or change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger consolidation, split-up, combination, exchange of shares, or similar transaction (but not by reason of the issuance or purchase of Common Stock by the Corporation in consideration for money, services, or property).

       6. Limitations of Exercise. If, at any time, the Board of Directors determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase thereof, the Option may not be exercised unless and until, such listing, registration, qualification, consent, or approval shall have been effected or obtained and is free, of any conditions, which the Board of Directors, in its sole discretion, deems unacceptable.

       7. Conditions of Exercise. Unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the securities Act of 1933, as amended (the "Act")), any exercise of this Option by the Optionee shall be deemed to be an acknowledgement, representation and agreement by the Optionee that (i) such Shares are being purchased for investment and are being acquired by the Optionee for investment only and not with a view to distribute or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has ben advised and understands that
(1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed herein may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of the Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of this Option until any of the events described in this sentence has occurred.

       8. Construction of Agreement. This Option is not subject to any of the Corporation's stock option plans. The Board of Directors of the Corporation is vested with conclusive authority to interpret and construe this Option.

       9.     Status of Optionee.

       (a) Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation, or, if applicable, any parent or subsidiary thereof, or, if applicable, a Section 425(a) Company, or shall interfere in any way with the right of such entities to terminate the Optionee's relationship with the Corporation at any time without their incurring any liability therefor.

       (b) The Optionee shall have no rights as a stockholder of the Corporation with respect to the Shares until their issuance in accordance with
Section 2 hereof.

       10. Reservation of Shares. The Board of Directors of the Corporation shall be under no obligation to reserve shares of Common Stock to fill the Option. Neither the Option, nor any reservation of Common Stock thereunder, shall constitute the establishment of a trust, and no particular shares of Common Stock shall be identified as being optioned or reserved for the Optionee.

       11. Notices. All notices permitted or required hereunder shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, to the respective addresses of the parties set forth above, or to such other address as the party to receive the notice designates by notice to the other party. Any such notice shall be deemed effective on delivery.

       12. Entire Agreement. This Agreement is the entire agreement, and supersedes and terminates all prior agreements between the parties with respect to the subject matter contained herein.

       13. Amendment or Termination. Except as otherwise provided herein, this Agreement may be modified, amended, or terminated only by written instrument executed by both parties.

       14. Waiver. No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party to be charged with such waiver, and such waiver shall be strictly limited to the terms of such writing.

      15. Binding Effect. Except as otherwise provided in Section 4 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their heirs, devisees, executors, administrators, legal representatives, successors, and assigns.

       16. Law. This Agreement shall be governed by the laws of the State of Georgia. The parties hereby consent to the jurisdiction of the State of Georgia as a forum for litigating any disputes arising hereunder.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OPTIONEE                                           USCI, INC.

/s/ Edgar Puthuff                             By: /s/ [authorized officer]